Exhibit (q)
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, D. Michael Riley, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ D. Michael Riley

D. Michael Riley

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gary Oakland, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ Gary Oakland

Gary Oakland

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Charles Filson, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ Charles Filson

Charles Filson

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, John Perlowski, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ John Perlowski

John Perlowski

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Thomas S. Condit, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ Thomas S. Condit

Thomas S. Condit

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Robert M. Coen, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ Robert M. Coen

Robert M. Coen

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, James C. Barr, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ James C. Barr

James C. Barr

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Edgar F. Callahan, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ Edgar F. Callahan

Edgar F. Callahan

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Rudolf J. Hanley, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ Rudolf J. Hanley

Rudolf J. Hanley

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Betty G. Hobbs, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ Betty G. Hobbs

Betty G. Hobbs

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: September 26, 2005

/s/ Wendell A. Sebastian

Wendell A. Sebastian